THE ADAMS EXPRESS COMPANY

Board of Directors

Enrique R. Arzac [2,4]	Roger W. Gale [1,4,5]
Phyllis O. Bonanno [2,4]	Thomas H. Lenagh [2,3]
Kenneth J. Dale [3,4]	Kathleen T. McGahran [1,3,5]
Daniel E. Emerson [1,3,5]	Douglas G. Ober [1]
Frederic A. Escherich [2,3]	Craig R. Smith [1,4],5
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober	Chairman, President, Chief Executive Officer
David D. Weaver	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
David R. Schiminger	Vice President—Research
D. Cotton Swindell	Vice President—Research
Brian S. Hook	Treasurer
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (9/30/09)	$9.77
Net Asset Value (9/30/09)	$11.59
Discount:	15.7%

New York Stock Exchange ticker symbol: ADX

NASDAQ Mutual Fund Quotation Symbol: XADEX

Newspaper stock listings are generally under the abbreviation: AdamsExp

Distributions in 2009

From Investment Income	$0.13
From Net Realized Gains	0.02

Total	$0.15

2009 Dividend Payment Dates

March 1, 2009

June 1, 2009

September 1, 2009

December 28, 2009*

*Anticipated

LETTER TO STOCKHOLDERS

We are pleased to present summary financial information of The Adams Express Company (the Company) for the nine months ended September 30, 2009.

Net assets of the Company at September 30, 2009 were $11.59 per share on 86,117,331 shares outstanding, compared with $9.61 per share at December 31, 2008 on 87,406,443 shares outstanding. On March 1, 2009, a distribution of $0.05 per share was paid, consisting of $0.02 from 2008 investment income, $0.02 from 2008 long-term capital gain, and $0.01 from 2009 investment income, all taxable in 2009. A 2009 investment income dividend of $0.05 per share was paid June 1, 2009, and another $0.05 per share investment income dividend was paid September 1, 2009.

Net investment income for the nine months ended September 30, 2009 amounted to $9,109,755, compared with $16,755,931 for the same nine month period in 2008. These earnings are equal to $0.11 and $0.20 per share, respectively. The reduction in net investment income for 2009 is primarily due to a reduction in the level of dividend income received from portfolio companies, lower interest rates available on our short-term investments, and lower income from our securities lending program.

Net capital gain realized on investments for the nine months ended September 30, 2009 amounted to $26,041,418, or $0.30 per share.

We are pleased to report that the Company continues to outperform its benchmarks in each of the year-to-date, one year, five year, and ten year periods.

For the nine months ended September 30, 2009, the total return on the net asset value (with dividends and capital gains reinvested) of the Company’s shares was 22.9%. The total return on the market value of the Company’s shares for the period was 23.9%. These compare to a 19.3% total return for the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) and a 20.4% total return for the Lipper Large-Cap Core Mutual Fund Average over the same time period.

For the twelve months ended September 30, 2009, the Company’s total return on net asset value was (2.1)% and on market value was (2.0)%. Comparable figures for the S&P 500 and the Lipper Large-Cap Core Mutual Fund Average were (6.9)% and (5.9)%, respectively.

You will note that we have changed the format and content of this quarterly report in an effort to improve the usefulness of our communications with you. We are trying to reduce the cost of these reports while continuing to provide you with the most pertinent information about the Company’s position. You will find a complete list of the Company’s portfolio holdings as well as the changes made in the portfolio, but we have not included complete financial statements or the associated several pages of footnotes that have accompanied them. It is our intention to present future reports for the first and third quarters in this or a similar format, and we welcome your comments about these changes. We will continue to provide complete financial statements with our annual and semi-annual reports.

Current and potential stockholders can find information about the Company, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.adamsexpress.com. Also available on the website are a history of the Company, historical financial information, and other useful content. Further information regarding stockholder services is located on page 7 of this report.

By order of the Board of Directors,

Douglas G. Ober,

Chairman, President and

Chief Executive Officer

October 9, 2009

SUMMARY FINANCIAL INFORMATION

Nine Months Ended September 30

(unaudited)

	2009	2008
Net asset value per share	$11.59	$12.80
Total net assets	998,184,870	1,094,622,017
Unrealized appreciation	31,895,564	119,396,927
Net investment income	9,109,755	16,755,931
Net realized gain	26,041,418	29,313,281
Market price	9.77	10.78
Shares outstanding	86,117,331	85,506,641
Shares repurchased	1,320,849	2,206,439
Total return (based on market price)	23.9%	(22.7)%
Total return (based on net asset value)	22.9%	(17.6)%
Key ratios:
Net investment income to average net assets (annualized)	1.42%	1.79%
Expenses to average net assets (annualized)	0.83%	0.43%
Portfolio turnover	10.40%	13.85%
Net cash & short-term investments to net assets	3.7%	9.6%

RETURNS ON NET ASSET VALUE

As of September 30, 2009

(unaudited)

FIVE YEAR DISTRIBUTION HISTORY

(unaudited)

	Income Dividends Per Share	Short-Term Capital Gains Per Share	Long-Term Capital Gains Per Share	Total Distributions Per Share	Dividend Yield*	Annual Rate of Distribution**
2004	$0.24	$0.02	$0.64	$0.90	1.9%	7.1%
2005	0.22	0.09	0.55	0.86	1.7	6.7
2006	0.23	0.04	0.63	0.90	1.7	6.8
2007	0.32	0.08	0.63	1.03	2.2	7.2
2008	0.26	0.01	0.37	0.64	2.3	5.6

				Average:	2.0%	6.7%

*	The dividend yield is the total income dividends during the year divided by the average daily market price of the Company’s Common Stock.
**	The annual rate of distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Company’s Common Stock.

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended September 30, 2009

(unaudited)

	Shares
	Additions	Reductions	Held September 30, 2009
Apple Inc.	75,000		75,000
Capital One Financial Corp.	35,000		315,000
Google Inc.	20,000		20,000
JPMorgan Chase & Co.	90,000		425,000
Oshkosh Corp.	20,000		350,000
PNC Financial Services Group, Inc.	20,000		270,000
QUALCOMM Inc.	10,000		240,000
Senomyx, Inc.	16,628		1,001,028
Avon Products, Inc.		100,000	335,000
Coca-Cola Co.		40,000	260,000
Corning Inc.		150,000	350,000
Del Monte Foods Co.		300,000	1,000,000
Goldman Sachs Group, Inc.		20,000	—
Hospira Inc.		15,000	285,000
Pfizer Inc.		125,000	995,000
Teva Pharmaceutical Industries Ltd. ADR		40,000	330,000
3M Co.		80,000	—

PORTFOLIO SUMMARY

September 30, 2009

(unaudited)

Ten Largest Portfolio Holdings

	Market Value	% of Net Assets
Petroleum & Resources Corporation*	$50,864,363	5.1%
Microsoft Corp.	30,550,200	3.1
General Electric Co.	24,432,960	2.4
Unilever plc ADR	22,944,000	2.3
Oracle Corp.	22,924,000	2.3
PepsiCo, Inc.	21,117,600	2.1
Cisco Systems, Inc.	20,009,000	2.0
JPMorgan Chase & Co.	18,623,500	1.9
Bank of America Corp.	18,527,400	1.9
United Technologies Corp.	18,279,000	1.8

Total	$248,272,023	24.9%
*Non-controlled affiliate

Sector Weightings

SCHEDULE OF INVESTMENTS

September 30, 2009

(unaudited)

	Shares	Value (A)
Stocks — 96.3%

Consumer — 21.3%
Consumer Discretionary — 6.9%
Lowe’s Companies, Inc.	600,000	$12,564,000
McDonald’s Corp.	250,000	14,267,500
Newell Rubbermaid Inc. (B)	400,000	6,276,000
Ryland Group Inc. (B)	343,500	7,237,545
Target Corp. (B)	320,000	14,937,600
Walt Disney Co.	480,000	13,180,800

		68,463,445

Consumer Staples — 14.4%
Avon Products, Inc. (B)(F)	335,000	11,376,600
Bunge Ltd. (B)(F)	160,000	10,017,600
Coca-Cola Co. (B)(F)	260,000	13,962,000
CVS/Caremark Corp.	285,000	10,185,900
Dean Foods Co. (B)(C)	425,000	7,560,750
Del Monte Foods Co.	1,000,000	11,580,000
Hansen Natural Corp. (B)(C)	260,000	9,552,400
PepsiCo, Inc. (G)	360,000	21,117,600
Procter & Gamble Co.	315,000	18,244,800
Safeway Inc.	390,000	7,690,800
Unilever plc ADR	800,000	22,944,000

		144,232,450

Energy — 11.4%
Chevron Corp.	150,000	10,564,500
ConocoPhillips	150,000	6,774,000
CONSOL Energy Inc. (F)	200,000	9,022,000
Exxon Mobil Corp. (G)	215,000	14,751,150
Halliburton Co.	300,000	8,136,000
Petroleum & Resources Corporation (D)	2,186,774	50,864,363
Transocean Ltd. (C)	160,000	13,684,800

		113,796,813

Financials — 12.6%
Banking — 11.0%
Bank of America Corp. (B)	1,095,000	18,527,400
Bank of New York Mellon Corp.	403,775	11,705,437
Capital One Financial Corp. (B)	315,000	11,254,950
JPMorgan Chase & Co.	425,000	18,623,500
PNC Financial Services Group, Inc. (B)	270,000	13,119,300
State Street Corp.	230,000	12,098,000
Visa Inc. (B)	190,000	13,130,900
Wells Fargo & Co. (B)	425,000	11,976,500

		110,435,987

Insurance — 1.6%
Prudential Financial, Inc.	310,000	15,472,100

Health Care — 13.8%
Abbott Laboratories	320,000	15,830,400
Bristol-Myers Squibb Co.	345,000	7,769,400
Gilead Sciences Inc. (C)	200,000	9,316,000
Hospira Inc. (C)	285,000	12,711,000
Johnson & Johnson	255,000	15,526,950
Medtronic, Inc.	350,000	12,880,000
Pfizer Inc. (B)	995,000	16,467,250
Senomyx, Inc. (C)	1,001,028	4,034,143
Teva Pharmaceutical Industries Ltd. ADR	330,000	16,684,800
UnitedHealth Group Inc. (F)	100,000	2,504,000
Wyeth Co.	325,000	15,788,500
Zimmer Holdings, Inc. (B)(C)	150,000	8,017,500

		137,529,943

Industrials — 14.1%
Cintas Corp.	300,000	9,093,000
Curtiss-Wright Corp.	360,000	12,286,800
Emerson Electric Co. (B)	300,000	12,024,000
General Electric Co. (B)	1,488,000	24,432,960
Harsco Corp.	310,000	10,977,100
Illinois Tool Works Inc.	250,000	10,677,500
Masco Corp.	450,000	5,814,000
Oshkosh Corp.	350,000	10,825,500
Spirit AeroSystems Holdings, Inc. (B)(C)	720,000	13,003,200
Tata Motors Ltd. ADR	1,000,000	12,960,000
United Technologies Corp.	300,000	18,279,000

		140,373,060

Information Technology — 16.3%
Communication Equipment — 0.5%
Corning Inc. (B)	350,000	5,358,500

Computer Related — 11.8%
Apple Inc. (C)	75,000	13,902,750
Automatic Data Processing Inc.	300,000	11,790,000
Cisco Systems, Inc. (C)	850,000	20,009,000
Dell Inc. (C)	585,000	8,927,100
Google Inc. (C)	20,000	9,917,000
Microsoft Corp.	1,180,000	30,550,200
Oracle Corp.	1,100,000	22,924,000

		118,020,050

Electronics — 4.0%
Broadcom Corp. (B)(C)	400,000	12,276,000
Intel Corp.	840,000	16,438,800
QUALCOMM Inc.	240,000	10,795,200

		39,510,000

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2009

	Shares	Value (A)
Materials — 1.5%
du Pont (E.I.) de Nemours and Co.	460,000	$14,784,400

Telecom Services — 1.1%
AT&T Corp.	400,000	10,804,000

Utilities — 4.2%
MDU Resources Group, Inc.	562,500	11,728,125
Northeast Utilities	350,000	8,309,000
Northwest Natural Gas Co.	200,000	8,332,000
Spectra Energy Corp.	305,780	5,791,473
WGL Holdings, Inc.	238,600	7,907,204

		42,067,802

Total Stocks (Cost $928,952,182)		960,848,550

Short-Term Investments — 3.7%
Money Market Funds — 3.7%
Fidelity Institutional Money Market – Government Portfolio, 0.10% (E)	5,150,411	5,150,411
Fidelity Institutional Money Market – Treasury Only Portfolio, 0.08% (E)	2,704	2,704
Fidelity Institutional Money Market – Treasury Portfolio, 0.06% (E)	4,495	4,495
RBC U.S. Government Money Market (Institutional Class I), 0.12% (E)	8,737,119	8,737,119
Vanguard Admiral Treasury Money Market, 0.08% (E)	1,093	1,093
Vanguard Federal Money Market, 0.14% (E)	2,592,806	2,592,806
Western Asset Institutional Government Money Market (Class I), 0.17% (E)	20,025,140	20,025,140

		36,513,768

Total Short-Term Investments (Cost $36,513,768)		36,513,768

Total Securities Lending Collateral — 15.0% (Cost $149,393,954)
Money Market Funds — 15.0%
Invesco Aim Short-Term Investment Trust – Liquid Assets Portfolio (Institutional Class), 0.28% (E)	149,393,954	149,393,954

Total Investments — 115.0% (Cost $1,114,859,904)		1,146,756,272
Cash, receivables, prepaid expenses and other assets, less liabilities — (15.0)%		(148,571,402)

Net Assets — 100%		$998,184,870

Notes:

(A)	Securities are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	A portion of shares held are on loan.
(C)	Presently non-dividend paying.
(D)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(F)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $3,871,400.
(G)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate value to deliver upon exercise of $1,820,000.

This report is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

STOCKHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

Initial Enrollment and Optional Cash Investments
Service Fee	$2.50 per investment
Brokerage Commission	$0.05 per share

Reinvestment of Dividends*
Service Fee	2% of amount invested
(maximum of $2.50 per investment)
Brokerage Commission	$0.05 per share

Sale of Shares
Service Fee	$10.00
Brokerage Commission	$0.05 per share

Deposit of Certificates for safekeeping	$7.50
Book to Book Transfers	Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)	$500.00
Minimum optional investment (existing holders)	$50.00
Electronic Funds Transfer (monthly minimum)	$50.00
Maximum per transaction	$25,000.00
Maximum per year	NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Stockholders

For stockholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

The Company

The Adams Express Company

Lawrence L. Hooper, Jr.

Vice President, General Counsel and Secretary

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(800) 638-2479

Website: www.adamsexpress.com

E-mail: contact@adamsexpress.com

The Transfer Agent

American Stock Transfer & Trust Company

Address Stockholder Inquiries to:

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(877) 260-8188

Website: www.amstock.com

E-mail: info@amstock.com

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.